CARDLYTICS Q2 2022 Earnings Presentation August 2, 2022

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our) including the potential benefits of our acquisitions of Dosh, Bridg and Entertainment, becoming cash flow positive by the second half of 2023, Bridg's future gross margin, the anticipated impact of our strategic initiatives to create shareholder value and growth in MAUs and ARPU are forward looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability sustain our revenue and billings growth; risks related the integration of Dosh, Bridg and Entertainment with our company; risks related to our substantial dependence on our Cardlytics platform product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association (“Bank of America”), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Bank of America and Wells Fargo; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, which include FI partners and merchant data partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 2, 2022. Although we believe that the expectations reflected in the forward- looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

01 Company overview

© 2021 Cardlytics 4 We power a native ad platform in our partners’ digital channels.

Cardlytics provides a scaled solution based on purchase intelligence 179M+ Monthly Active Users(1) $3.9T+ in Annual Spend(2) 1 in 2 U.S. Purchase Transactions(3) Distinctive benefits for marketers + Reach valuable banking customers + Operate in a brand-safe, privacy-protected, trusted digital channel + Market to the most valuable customers based on their actual spending + Drive in-store and online traffic + Closed-loop solution measures marketing results to the penny

Cardlytics is focused on five strategic initiatives to create shareholder value + Connecting 50% of MAUs to new Ad Server by end of 2022 + Increasing adoption by agency, middle market and SMB clients Drive long-term growth & operating leverage + Upgraded UI / UX for more content and better offer constructs, and engagement solutions to drive engagement and spend Ad Server and Ads Manager adoption + Delivering product-level offers across wider retail to provide advertisers enhanced flexibility and optionality Next-gen customer experience + Scaled product-level offers from leading brands with a friction-free customer experience Product & category offers + Becoming cash flow positive by the second half of 2023 with continued self-funding of growth initiatives Grocery & CPG at scale

02 Financial information & operating metrics

$20.4 $12.4 $19.7 $29.7 $24.3 $29.6 $31.6 $44.0 $32.8 $35.1 $45.5 $28.2 $46.1 $67.1 $53.2 $58.9 $65.0 $90.0 $67.9 $75.4 $67.8 $39.5 $62.1 $94.0 $76.3 $85.3 $98.4 $134.0 $98.2 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Trended consolidated results Q2 Adj. Contribution 18.5% y/y Q2 Revenue 28.1% y/y Q2 Billings 26.3% y/y Revenue Adj. Contribution(1) Billings(1) $107.7

Billings and adjusted contribution best reflect performance Billings Total in aggregate paid by marketers Consumer incentive Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome Enhanced consumer incentive Additional Consumer Incentives funded by our Partners GAAP revenue Recognized as Revenue; to be split between CDLX & our Partners Partner share Portion of Revenue shared with our Partners Adjusted contribution Amount retained by CDLX; net of Partner Share

Q2 2022 year-over-year consolidated results Consumer Incentives $26,484 $32,339 Adjusted Partner Share $40,280 $29,630 $35,125 BILLINGS REVENUE ADJ. CONTRIBUTION Adjusted Contribution 26.3% 28.1% 18.5% Q2 2021 Q2 2022 $29,223 Three Months Ended June 30 Change 2021 2022 $ % Billings(1) $85,337 $107,744 $22,407 26.3% Consumer Incentives 26,484 32,339 5,855 22.1% Revenue $58,853 $75,405 $16,552 28.1% Adjusted Partner Share and other third- party costs(1) 29,223 40,280 11,057 37.8% Adjusted contribution(1) $29,630 $35,125 $5,495 18.5% Delivery costs 5,748 8,162 2,414 42.0% Deferred implementation costs 730 - (730) (100.0%) Gross profit $23,152 $26,963 $3,811 16.5% Net loss ($47,306) ($126,290) ($78,984) (167.0%) Adjusted EBITDA(1) ($5,666) ($15,785) ($10,119) (178.6%)

Cardlytics platform advertiser spend by industry Advertising spend from agency accounts grew >35% during the second quarter of 2022 compared to the second quarter of 2021. Agency accounts represented >10% of total advertising spend during the second quarter of 2022 compared to >5% during the second quarter of 2021. vs 2021 vs 2020 vs 2019 2019 2020 2021 2022 Grocery & Gas > 195% > 1420% < 125% < 10% > 0% > 0% < 10% Restaurant < (20)% > 65% > 5% > 25% > 30% > 30% > 20% Retail > 20% > 160% < 35% < 35% > 30% < 35% < 35% T&E > 60% > 810% > (50)% > 20% < 5% < 10% < 10% Other > 20% > 1575% > (170)% < 0% < 5% > 0% > 0% DTC > 30% > 110% > 185% > 10% > 30% < 25% > 25% Three Months Ended June 30, % of Advertiser Spend Industry % Change Three Months Ended June 30,

Cardlytics platform engagement metrics(1) There may be variation in future quarters due to factors such as global economic events, bank launches, new advertisers with significant spend, and growth in nascent or new verticals. Monthly log-in days(2) show that MAUs logged in 10 days per month in Q2 2022 and Q2 2021. Offer activation rates(2) show higher rates for small-ticket, volume- heavy offers versus large-ticket and subscription offers. Campaign spend ratios(2) show Cardlytics currently targets a small proportion of total MAU spend. + As budgets increase and more advertisers come onto the platform, more spend from MAUs can be targeted with offers. + There remains considerable room to target larger audiences in light of existing MAU engagement levels. Campaign Spend Ratios by Industry Offer Activation Rates by Industry Q2 2021 Q2 2022 Q2 2021 Q2 2022 0.40% 0.37% 0.56% 0.15% 3.20% 0.98% 3.77% 0.77%0.61% 0.48% 1.10% 0.47% 2.36% 1.35% 0.31% 2.56% E-Comm Entertainment Grocery Other Restaurant Retail Subscription Travel 2.24% 3.37% 3.88% 2.73% 6.65% 2.74% 2.26% 4.03% 1.64% 1.82% 2.21% 1.74% 4.24% 1.75% 1.71% 3.81% E-Comm Entertainment Grocery Other Restaurant Retail Subscription Travel

Significant MAU increase precedes opportunity for expected billings growth and future ARPU expansion for the Cardlytics platform ARPU(1)MAUs(1) 140.8 157.2 161.6 163.6 168.6 167.6 170.6 175.4 178.5 179.9 $0.32 $0.18 $0.29 $0.41 $0.32 $0.34 $0.36 $0.49 $0.36 $0.38 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22

Bridg Gross Margin Bridg incurs higher expenses during onboarding + Processing of several years’ worth of historical data initially versus steady state processing of data on a daily basis + Implementation costs are also incurred upfront + New data lake and data warehouse costs + Data transfer costs + Custom set-up costs Increases in revenue over time + Clients progress from proof of concept to full user of the platform + Tiered pricing results in gradual revenue increases Margin improvement for company over time as more clients scale beyond proof of concept and data costs normalize Note: Gross margin estimates are for total Bridg platform Total Revenue Gross Margin Q2 22 3+ Year Growth 56.7% 75.0%

03 Appendix

Q2 2022 results Three Months Ended June 30, Change Six Months Ended June 30, Change 2022 2021 AMT % 2022 2021 AMT % Revenue $75,405 $58,853 $16,552 28.1% $143,333 $112,083 $31,250 27.9% Billings(1) 107,744 85,337 22,407 26.3% 205,969 161,654 44,315 27.4% Gross Profit 26,963 23,152 3,811 16.5% 53,203 42,673 10,530 24.7% Adjusted contribution(1) 35,125 29,630 5,495 18.5% 67,900 53,971 13,929 25.8% Net loss attributable to common stockholders (126,290) (47,306) (78,984) (167.0%) (93,252) (72,201) (21,051) 29.2% Net loss per share (EPS), basic and diluted ($3.75) ($1.43) ($2.32) (162.2%) ($2.77) ($2.32) ($0.45) 19.4% Adjusted EBITDA(1) ($15,785) ($5,666) ($10,119) (178.6%) ($26,322) ($9,610) ($16,712) 173.9% Adjusted EBITDA margin(1)(2) (20.9%) (9.6%) (11.3%) (117.4%) (18.4%) (8.6%) (9.8%) 114.2% Non-GAAP net loss(1) ($21,729) ($12,785) ($8,944) (70.0%) ($35,938) ($22,732) ($13,206) 58.1% Non-GAAP net loss per share(1) ($0.65) ($0.39) ($0.26) (65.6%) ($1.07) ($0.73) ($0.34) 46.6% Cardlytics MAUs (in millions) 179.9 167.6 12.3 7.3% 179.5 167.9 11.6 6.9% Cardlytics ARPU $0.38 $0.34 $0.04 11.8% $0.74 $0.66 $0.08 12.75% Bridg ARR $21,828 $12,511 $21,828 174.5% $21,828 $12,511 $21,828 174.5%

Reconciliation of GAAP revenue to billings Cardlytics Platform Revenue $45,509 $28,222 $46,079 $67,082 $53,230 $56,763 $62,075 $86,686 $63,983 $69,270 Plus: Consumer Incentives 22,267 11,299 16,014 26,883 23,087 26,484 33,464 43,924 30,297 32,339 Billings $67,776 $39,521 $62,093 $93,965 $76,317 $83,247 $95,539 $130,610 $94,280 $101,609 Bridg Platform Revenue - - - - - $2,090 $2,909 $3,363 $3,945 $6,135 Plus: Consumer Incentives - - - - - - - - - - Billings - - - - - $2,090 $2,909 $3,363 $3,945 $6,135 Consolidated Revenue $45,509 $28,222 $46,079 $67,082 $53,230 $58,853 $64,984 $90,049 $67,928 $75,405 Plus: Consumer Incentives 22,267 11,299 16,014 26,883 23,087 26,484 33,464 43,924 30,297 32,339 Billings $67,776 $39,521 $62,093 $93,965 $76,317 $85,337 $98,448 $133,973 $98,225 $107,744 Jun 30, 2022 Three Months Ended Mar 31, 2020 Jun 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Dec 31, 2021 Sept 30, 2021 Mar 31, 2022

18

Reconciliation of GAAP gross profit to adjusted contribution

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022
Cardlytics Platform										
Revenue	$45,509	$28,222	$46,079	$67,082	$53,230	$56,763	$62,075	$86,686	$63,986	$69,270
Minus:										
Partner Share and other third-party costs	26,138	16,811	27,971	38,388	29,771	29,890	33,929	47,274	35,027	39,403
Delivery costs	3,406	3,499	3,498	3,907	3,938	4,837	4,777	4,618	4,907	6,311
Gross Profit	$15,965	$7,912	$14,610	$24,787	$19,521	$22,036	$23,369	$34,794	$24,049	$23,556
Plus:										
Delivery costs	3,406	3,499	3,498	3,907	3,938	4,837	4,777	4,618	4,907	6,311
Deferred implementation costs	1,008	991	1,641	958	882	730	731	1,442	-	-
Adjusted contribution	$20,379	$12,402	$19,749	$29,652	$24,341	$27,603	$28,877	$40,854	$28,956	$29,867
Bridg Platform										
Revenue	-	-	-	-	-	$2,090	$2,909	$3,363	$3,945	$6,135
Minus:										
Partner Share and other third-party costs	-	-	-	-	-	63	161	185	126	877
Delivery costs	-	-	-	-	-	911	1,613	1,809	1,626	1,851
Gross Profit	-	-	-	-	-	$1,116	$1,135	$1,369	$2,193	$3,407
Plus:										
Delivery costs	-	-	-	-	-	911	1,613	1,809	1,626	1,851
Adjusted contribution	-	-	-	-	-	$2,027	$2,748	$3,178	$3,819	$5,258
Consolidated										
Revenue	$45,509	$28,222	$46,079	$67,082	$53,230	$58,853	$64,984	$90,049	$67,928	$75,405
Minus:										
Partner Share and other third-party costs	26,138	16,811	27,971	38,388	29,771	29,953	34,090	47,459	35,153	40,280
Delivery costs	3,406	3,499	3,498	3,907	3,938	5,748	6,390	6,427	6,533	8,162
Gross Profit	$15,965	$7,912	$14,610	$24,787	$19,521	$23,152	$24,504	$36,163	$26,242	$26,963
Plus:										
Delivery costs	3,406	3,499	3,498	3,907	3,938	5,748	6,390	6,427	6,533	8,162
Deferred implementation costs	1,008	991	1,641	958	882	730	731	1,442	-	-
Adjusted contribution	$20,379	$12,402	$19,749	$29,652	$24,341	$29,630	$31,625	$44,032	$32,775	$35,125

Reconciliation of GAAP partner share and other third-party costs to adjusted partner share and other third-party costs Three Months Ended Mar 31, 2020 Jun 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022Cardlytics Platform Partner Share and other third-party costs $26,138 $16,811 $27,971 $38,388 $29,771 $29,890 $33,929 $47,274 $35,027 $39,403 Minus: Deferred implementation costs 1,008 991 1,641 958 882 730 731 1,442 - - Adjusted Partner Share and other third-party costs $25,130 $15,820 $26,330 $37,430 $28,889 $29,160 $33,198 $45,832 $35,027 $39,403 Bridg Platform Partner Share and other third-party costs - - - - - $63 $161 $185 $126 $877 Minus: Deferred implementation costs - - - - - - - - - - Adjusted Partner Share and other third-party costs - - - - - $63 $161 $185 $126 $877 Consolidated Partner Share and other third-party costs $26,138 $16,811 $27,971 $38,388 $29,771 $29,953 $34,090 $47,459 $35,153 $40,280 Minus: Deferred implementation costs 1,008 991 1,641 958 882 730 731 1,442 - - Adjusted Partner Share and other third-party costs $25,130 $15,820 $26,330 $37,430 $28,889 $29,223 $33,359 $46,017 $35,153 $40,280

20

Reconciliation of GAAP net (loss) income to adjusted EBITDA

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022
Net (loss) income	($13,531)	($19,758)	($15,356)	($6,777)	($24,895)	($47,306)	($44,529)	($11,834)	$33,038	($126,290)
Plus:										
Income tax benefit	-	-	-	-	-	-	-	(7,864)	-	(1,446)
Interest expense (income), net	(284)	10	283	3,039	3,045	3,078	3,193	3,247	947	879
Depreciation and amortization expense	2,331	1,545	1,933	2,017	3,065	8,833	8,375	9,598	9,871	10,356
Stock-based compensation expense	4,126	9,108	11,578	7,584	7,248	13,337	16,830	12,849	13,585	12,842
Foreign currency (gain) loss	1,886	8	(1,066)	(2,377)	(319)	-	1,543	43	1,671	4,538
Deferred implementation costs	1,008	991	1,641	958	882	730	731	1,442	-	-
Costs associated with financing events	-	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Acquisition and integration costs (benefit)	-	-	-	-	7,030	14,182	1,714	1,446	(4,599)	2,197
Change in fair value of contingent consideration	-	-	-	-	-	1,480	6,261	(6,367)	(65,050)	(2,968)
Goodwill impairment	-	-	-	-	-	-	-	-	-	83,149
Restructuring costs	482	403	391	47	-	-	713	-	-	958
Adjusted EBITDA	($3,982)	($7,693)	($987)	$4,444	($3,944)	($5,666)	($5,882)	$2,560	($10,537)	($15,785)

21

Reconciliation of adjusted contribution to adjusted EBITDA

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022
Cardlytics Platform										
Adjusted Contribution	$20,379	$12,402	$19,749	$19,749	$24,341	27602.9	$28,877	$40,854	$28,956	$29,867
Minus:										
Delivery costs	3,406	3,499	3,498	3,498	3,938	4,837	4,718	4,618	4,907	6,311
Sales and marketing expense	10,968	10,405	11,431	11,431	13,202	16,665	15,469	17,435	15,908	20,908
Research and development expense	3,851	3,966	4,627	4,627	6,218	8,481	10,163	10,531	10,960	11,936
General and administration expense	10,744	11,734	12,757	12,757	12,175	16,454	19,039	15,708	19,209	21,232
Stock-based compensation expense	(4,126)	(9,108)	(11,578)	(11,578)	(7,248)	(13,179)	(15,627)	(11,169)	(11,935)	(13,944)
Restructuring costs	(482)	(403)	(391)	(391)	-	-	(713)	-	-	(958)
Adjusted EBITDA	($3,982)	($7,691)	($595)	($595)	($3,944)	($5,656)	($4,172)	$3,730	($10,093)	($15,618)
Bridg Platform										
Adjusted Contribution	-	-	-	-	-	$2,027	$2,748	$3,178	$3,819	$5,258
Minus:										
Delivery costs	-	-	-	-	-	911	1,672	1,809	1,626	1,851
Sales and marketing expense	-	-	-	-	-	398	1,264	1,564	1,740	1,075
Research and development expense	-	-	-	-	-	453	978	1,280	1,331	1,645
General and administration expense	-	-	-	-	-	434	1,034	1,376	1,216	(248)
Stock-based compensation expense	-	-	-	-	-	(158)	(1,203)	(1,681)	(1,650)	1,102
Restructuring costs	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	-	-	-	-	-	($11)	($997)	($1,170)	($444)	($167)
Consolidated										
Adjusted Contribution	$20,379	$12,402	$19,749	$19,749	$24,341	$29,630	$31,625	$44,032	$32,775	$35,125
Minus:										
Delivery costs	3,406	3,499	3,498	3,498	3,938	5,748	6,390	6,427	6,533	8,162
Sales and marketing expense	10,968	10,405	11,431	11,431	13,202	17,063	16,733	18,998	17,648	21,983
Research and development expense	3,851	3,966	4,627	4,627	6,218	8,934	11,141	11,811	12,291	13,581
General and administration expense	10,744	11,734	12,757	12,757	12,175	16,888	20,073	17,085	20,425	20,984
Stock-based compensation expense	(4,126)	(9,108)	(11,578)	(11,578)	(7,248)	(13,337)	(16,830)	(12,849)	(13,585)	(12,842)
Restructuring costs	(482)	(403)	(391)	(391)	-	-	(713)	-	-	(958)
Adjusted EBITDA	($3,982)	($7,691)	($595)	($595)	($3,944)	($5,666)	($5,169)	$2,560	($10,537)	($15,785)

Reconciliation of GAAP net loss to non-GAAP net loss and non-GAAP net loss per share Three Months Ended Six Months Ended June 30, June 30, 2022 2021 2022 2021 Net income (loss) ($128,228) ($47,306) ($95,190) ($72,201) Plus: Stock-based compensation expense 12,842 13,337 26,427 20,585 Foreign currency loss (gain) 4,538 - 6,208 (319) Acquisition and integration (benefit) costs 2,197 14,182 (2,401) 21,212 Amortization of acquired intangibles 7,207 5,522 14,353 6,511 Change in fair value of contingent consideration (2,968) 1,480 (68,018) 1,480 Goodwill impairment 85,087 - 85,087 - Restructuring costs (958) - (958) - Income tax benefit (1,446) - (1,446) - Non-GAAP net loss ($21,729) ($12,785) ($35,938) ($22,732) Weighted-average number of shares of common stock used in computing non-GAAP net loss per share: Weighted-average common shares outstanding, diluted 33,635 32,977 33,688 31,145 Non-GAAP net loss per share attributable to common stockholders, diluted ($0.65) ($0.39) ($1.07) ($0.73)

Definitions Adjusted contribution: We define adjusted contribution measures of the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA: We define adjusted EBITDA as our (loss) income before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring costs; acquisition and integration costs (benefit); and change in fair value of contingent considerations. Bridg ARR: We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients. Cardlytics ARPU: We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. Billings: Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. Campaign spend ratio: We define campaign spend ratio as the amount of spend from MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from MAUs in the industries in which MAUs were targeted with offers during the applicable period. Cardlytics MAUs: We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. Monthly log-in days: We define monthly log-in days as the number of days in which MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented. Non-GAAP net loss: We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration (benefit) costs; amortization of acquired intangibles; change in fair value of contingent considerations; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA. Non-GAAP net loss per share: We define non-GAAP net loss per share as non-GAAP net loss divided by GAAP weighted-average common shares outstanding, diluted. Offer activation rate: We define offer activation rate as the total number of offers activated by MAUs divided by the total number of offers served to MAUs in the applicable period.

Industry and account definitions Segment Segment Constituents DTC Direct to consumer Entertainment Amusement Parks, Cinema/Video, Concerts/Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers Grocery Convenience, Grocery Other Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa Restaurant Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares Retail Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods Subscription Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television Travel Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies Exclusions Antique/Pawn, Charitable and Social Service Organizations, Courier/Freight/Storage, Gambling, Government, Lifestyle/ Social, Medical Services, Other Educational, Schools Merchants on the Cardlytics platform in which we interact with an advertising agency that we believe holds significant influence over the decision-making process as it relates to the design and management of advertising campaigns Agency Accounts